Exhibit 99
Joint Filer Information

Date of Event Requiring Statement:	March 14, 2012

Issuer Name and Ticker or Trading Symbol:	Allison Transmission Holdings, Inc. [ALSN]

Designated Filer:	Onex Corporation

Other Joint Filers:	Gerald W. Schwartz
Onex American Holdings II LLC
Onex American Holdings GP LLC
Allison Executive Investco LLC
Allison Executive Investco II LLC
Onex American Holdings Subco LLC
OAH Wind LLC
Onex Allison Holding Limited S.a.r.l.
Onex Partners LLC
Onex US Principals LP
Onex Partners GP Inc.
Onex Partners II GP LP
Onex Allison Co-Invest LP
Onex Partners II LP
1597257 Ontario Inc.
Onex Advisor III LLC
Onex Advisor Subco LLC
Addresses:	The address of each of the reporting persons is c/o Onex Corporation, 161 Bay Street, Toronto, ON M5J 2S1.
Signatures:
Dated: March 14, 2012

ONEX CORPORATION

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

GERALD W. SCHWARTZ

By:	/s/ Gerald W. Schwartz

Name:	Christopher Govan
Title:	Authorized Person

ONEX AMERICAN HOLDINGS II LLC

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX AMERICAN HOLDINGS GP LLC

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ALLISON EXECUTIVE INVESTCO LLC

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ALLISON EXECUTIVE INVESTCO II LLC

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX AMERICAN HOLDINGS SUBCO LLC

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

OAH WIND LLC

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX ALLISON HOLDING LIMITED S.Á.R.L.

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX PARTNERS LLC

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX US PRINCIPALS LP

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX PARTNERS GP INC.

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX PARTNERS II GP LP

By Onex Partners GP Inc., General Partner

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX ALLISON CO-INVEST LP

By Onex Partners II GP LP, General Partner
By Onex Partners Manager LP, its Agent
By Onex Partners Manager GP ULC, its General Partner

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX PARTNERS II LP

By Onex Partners II GP LP, General Partner
By Onex Partners Manager LP, its Agent
By Onex Partners Manager GP ULC, its General Partner

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

1597257 ONTARIO INC.

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX ADVISOR III LLC

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person

ONEX ADVISOR SUBCO LLC

By:	/s/ Christopher Govan

Name:	Christopher Govan
Title:	Authorized Person